                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             RURBAN FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             RURBAN FINANCIAL CORP.
                               401 CLINTON STREET
                              DEFIANCE, OHIO 43512
                                 (419) 783-8950
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           ---------------------------


                                                                  Defiance, Ohio
                                                                  March 22, 2004

To the Shareholders of
Rurban Financial Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Rurban Financial Corp. (the "Company") will be held at the Eagles Club, 711 E. Second Street, Defiance, Ohio, on Monday, April 26, 2004, at 5:30 p.m., local time, for the following purposes:

         1. To elect four (4) directors to serve for terms of three (3) years each.

         2. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         Shareholders of record at the close of business on February 27, 2004 will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

         You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                                   By Order of the Board of Directors,

                                   /s/ Kenneth A. Joyce

                                   Kenneth A. Joyce
                                   President and Chief Executive Officer

                             RURBAN FINANCIAL CORP.
                               401 CLINTON STREET
                              DEFIANCE, OHIO 43512
                                 (419) 783-8950

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are being mailed to shareholders of Rurban Financial Corp., an Ohio corporation (the "Company"), on or about March 22, 2004, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Monday, April 26, 2004, or at any adjournment(s) thereof. The Annual Meeting will be held at 5:30 p.m., local time, at the Eagles Club, 711 W. Second Street, Defiance, Ohio.

         The Company's wholly-owned subsidiaries include: (1) The State Bank and Trust Company, Defiance, Ohio ("State Bank"); (2) RFC Banking Company, loan subsidiary ("RFCBC"), Defiance, Ohio; (3) Rurbanc Data Services, Inc., Defiance, Ohio ("RDSI"); and (4) Rurban Life Insurance Company, Defiance, Ohio ("Rurban Life"). State Bank has two-wholly owned subsidiaries, Reliance Financial Services, N.A. ("RFS"), a nationally-chartered trust and financial services company and Rurban Mortgage Company ("RMC"), an Ohio corporation and mortgage company with its principle offices located in Defiance, Ohio.

         A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. A shareholder of the Company may use his proxy if he is unable to attend the Annual Meeting in person or wishes to have his common shares voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

         Only shareholders of the Company of record at the close of business on February 27, 2004 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 4,567,296 common shares were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares in attendance at the Annual Meeting in person or by proxy.

         The Company's common shares are listed on the NASDAQ National Market. Common shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such common shares on other matters, which typically include amendments to the articles of incorporation of a corporation and the approval of certain stock compensation plans, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

         The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company and its subsidiaries by further mailing, by telephone or by personal contact. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of such common shares.

         The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2003 (the "2003 fiscal year") is enclosed herewith.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, other than the Employee Stock Ownership Plan and Savings Plan of Rurban Financial Corp., no person or entity had beneficial ownership of more than 5% of the outstanding common shares of the Company.

         The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by each director of the Company, by each person nominated for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table and by all current executive officers and directors of the Company as a group:

                                                 Amount & Nature     Common Shares Which                        Percent
           Name of                                of Beneficial      Can Be Acquired Upon                          of
      Beneficial Owner                             Ownership (1)      Exercise of Options        Total          Class (2)
      ----------------                           ---------------     --------------------        -----          ---------
                                                                     (Exercisable within
                                                                          60 Days)
     Rurban Financial Corp.
       Employee Stock Ownership
       & Savings Plan                                                           0                 626,950         13.73%
     James E. Adams                                      500                    0                     500           (4)
     Thomas A. Buis                                    2,610  (3)             2,062                 4,672           (4)
     Thomas M. Callan                                 35,388  (5)             2,062                37,450           (4)
     John R. Compo                                    41,222  (6)             5,080                46,302
     Robert W. Constien                               28,402                 11,419                39,821           (4)
     John Fahl                                        15,170                  5,080                20,250           (4)
     Robert A. Fawcett, Jr.                            6,389  (7)             5,080                11,469           (4)
     Richard L. Hardgrove                                  0                    0                       0           (4)
     Eric C. Hench                                    20,728  (8)             5,080                25,808           (4)
     Kenneth A. Joyce                                 13,473  (9)            11,419                24,892           (4)
     Gary A. Koester                                   1,613                  2,062                 3,675           (4)
     Henry R. Thiemann                                 4,627                  3,977                 8,604           (4)
     Steven D. VanDemark                              13,865  (10)            6,773                20,638           (4)
     J. Michael Walz, D.D.S.                          24,625  (11)            5,080                29,705           (4)
     Richard C. Warrener                               8,143                    0                   8,143           (4)
     All executive officers and
      directors as a group (15 persons)                                                           908,879         19.90%(12)

(1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table.

(2) The percent of class is based upon 4,567,296 common shares outstanding on the Record Date.

(3) Does not include 1,707 common shares held in the name of Mr. Buis' wife, as to which she exercises sole voting and investment power.

(4) Reflects ownership of less than 1% of the outstanding common shares of the Company.

(5) Includes 30,730 common shares held in a trust for the benefit of the wife of Mr. Callan as to which he exercises shared voting and investment power.

(6) Does not include 2,756 common shares held in the name of Mr. Compo's wife, as to which she exercises sole voting and investment power.

(7) Includes 6,389 common shares held by the Robert A. Fawcett Jr. Trust as to which Mr. Fawcett has sole voting and investment power.

(8) Includes 20,728 common shares held by the Eric C. Hench Agency Trust as to which Mr. Hench has sole voting and investment power.

(9) Includes 100 common shares held in the name of Mr. Joyce's son for which Mr. Joyce is custodian.

(10) Includes 4,390 common shares held jointly by Mr. VanDemark and his wife, as to which he exercises shared voting and investment power. Also includes 4,132 common shares held in the names of Mr. VanDemark's children for which Mr. VanDemark is custodian.

(11) Includes 21,100 common shares held in the Krouse Evans Inc. Profit Sharing Plan, as to which Dr. Walz exercises shared voting and investment power with Reliance Financial Services, N.A. and includes 737 common shares held by Dr. Walz and his spouse to which Dr. Walz exercises shared voting and investment power.

(12) Also includes an aggregate of 35,612 common shares allocated to the respective accounts of executive officers of the Company in the Employee Stock Ownership Plan ("ESOP"). Does not include common shares held by wives of executive officers and directors if such wives exercise sole voting and investment powers.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required during the 2003 fiscal year, all filing requirements applicable to officers, directors and owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with.

                              ELECTION OF DIRECTORS

         The Board of Directors has reviewed, considered and discussed each director's relationships, either directly or indirectly, with the Company and its subsidiaries and the compensation each director receives, directly or indirectly, from the Company and its subsidiaries in order to determine whether such director meets the current independence requirements of The NASDAQ Stock Market, Inc. ("NASDAQ") Corporate Governance Standards, and has determined that the Board has at least a majority of independent directors. The Board of Directors has determined that each of the following directors has no financial or personal ties, either directly or indirectly, with the Company or its subsidiaries (other than compensation as a director of the Company and its subsidiaries, banking relationships in the ordinary course of business with the Company's banking subsidiaries and ownership of common shares of the Company as described in this proxy statement) and thus qualifies as independent: Thomas A. Buis, Thomas M. Callan, John R. Compo, John Fahl, Robert A. Fawcett, Jr., Richard L. Hardgrove, Eric C. Hench, Steven D. VanDemark and J. Michael Walz, D.D.S.

         In accordance with Article FIFTH of the Amended Articles of Incorporation of the Company (the "Amended Articles") and Section 2.02 of the Amended Regulations of the Company (the "Amended Regulations"), four (4) directors are to be elected for terms of three (3) years each and until their respective successors are elected and qualified. The four persons standing for election as directors of the Company are Thomas M. Callan, Richard L. Hardgrove, Eric C. Hench and Steven D. VanDemark.

         It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation for the nominees named below who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

         The following table gives certain information concerning each nominee for election as a director of the Company. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                                                                                  Director of the
                                              Position(s) Held with the               Company            Nominee
                                            Company and its Subsidiaries           Continuously         for Term
Nominee                              Age     and Principal Occupation(s)              Since           Expiring In
-------                              ---     ---------------------------          ---------------     -----------
Thomas M. Callan                     61    President of Defiance Stamping              2001               2007
                                           Company; Director of State Bank
                                           since 1996.
Richard L. Hardgrove                 65    Retired; President & CEO of Sky        Newly Nominated         2007
                                           Bank from 1998 to 2001
Eric C. Hench                        50    Chairman of Chief Supermarkets,             1997               2007
                                           Inc. since June 2000; Chief
                                           Executive Officer of Chief
                                           Supermarkets, Inc. and Sun
                                           Management Services from 1990 to
                                           June 2000; Director of RDSI from
                                           1990 to October of 1997; Director
                                           of State Bank since 1985.


                                                                                  Director of the
                                              Position(s) Held with the               Company            Nominee
                                            Company and its Subsidiaries           Continuously         for Term
Nominee                              Age     and Principal Occupation(s)              Since           Expiring In
-------                              ---     ---------------------------          ---------------     -----------
Steven D. VanDemark                  51    General Manager of Defiance                 1991               2007
                                           Publishing Company, Defiance, Ohio
                                           a newspaper publisher; Chairman of
                                           the Board of the Company; Director
                                           of State Bank since 1990; Chairman
                                           of the Board of State Bank since
                                           1992; Director of RFCBC since
                                           2001;  Director of RDSI since 1997.

         While it is contemplated that all nominees will stand for election, if one or more of the nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Company's Amended Regulations, the four nominees receiving the greatest number of votes will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

         The following table gives certain information concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                                                                                     Director of the
                                             Position(s) Held with the                  Company           Term
                                            Company and its Subsidiaries               Continuously      Expires
Name                                Age      and Principal Occupation(s)                   Since           In
----                                ---     ----------------------------             ---------------     -------
Thomas A. Buis                       66    Agent for Spencer-Patterson Agency              2001             2006
                                           Inc., Findlay, Ohio, a general
                                           insurance agency; Chairman of
                                           Spencer-Patterson Agency, Inc. 2000 to
                                           2003; President of Spencer-Patterson
                                           Agency Inc. from 1975 to 2000;
                                           Director of Peoples Bank of RFCBC from
                                           1990 to 2003; Director of RFS since
                                           2003; Director of State Bank since
                                           2004.
John R. Compo                        59    Chairman of Board and President of              1987             2005
                                           Compo Corporation, Defiance, Ohio, an
                                           automotive parts manufacturer and
                                           wholesaler; Director of State Bank
                                           since 1985 and of Rurban Life since
                                           1995.

                                                                                     Director of the
                                             Position(s) Held with the                  Company           Term
                                            Company and its Subsidiaries               Continuously      Expires
Name                                Age      and Principal Occupation(s)                   Since           In
----                                ---     ----------------------------             ---------------     -------
John Fahl                            67    Retired in 2001 as President, Tire              1996             2005
                                           Operations, and a Director, of
                                           Cooper Tire & Rubber Company Findlay,
                                           Ohio, a tire and rubber manufacturing
                                           company; Director of Peoples Bank of
                                           RFCBC since 1994.
Robert A. Fawcett, Jr.               62    Agent, Fawcett, Lammon, Recker and              1992             2005
                                           Associates, Inc., Ottawa, Ohio, sales
                                           and service of property and casualty
                                           insurance policies since 1998;
                                           Director of Ottawa of RFCBC since 1982.
Kenneth A. Joyce                     56    President and Chief Executive Officer           2002             2006
                                           of the Company since August 2002;
                                           Chairman and Chief Executive Officer
                                           of RDSI since October 1997; Director
                                           of State Bank since 2002; Director of
                                           RFCBC since 2002.
Gary A. Koester                      43    President of Koester Metals, Inc., a            2001           Resigned
                                           quality electrical enclosures and                              12/01/03
                                           precision sheet metal fabrication
                                           company and privately held "S"
                                           corporation.  Owner since January
                                           1992; Director of RDSI since 1997.
J. Michael Walz, D.D.S.              60    General Dentist in Defiance, Ohio;              1992             2006
                                           Director of State Bank since 1989;
                                           Director of RFS since 1997.

         There are no family relationships among any of the directors, nominees for election as directors or executive officers of the Company.

         The Board of Directors of the Company held a total of fourteen meetings during the Company's 2003 fiscal year. This total does not include monthly subsidiary board meetings and various other subsidiary committee meetings of which these directors also attend. Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and meetings of committees on which he served.

         The Company encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the incumbent directors and director nominees (other than Mr. Hardgrove) attended the Company's last annual meeting of shareholders held on April 28, 2003.

         Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication sent to the Board either generally or in care of Sandra L. Stockhorst, the Company's Investor Relations Officer, or another corporate officer is forwarded to all members of the Board, has served the Board's and the Company's shareholders' needs. There is no screening process, and all shareholder communications that are received by officers for the Board's attention are forwarded to the Board.

         In view of recently adopted SEC disclosure requirements related to this issue, the Governance and Nominating Committee may consider development of more specific procedures. Until any other procedures are developed, any communication to the Board may be mailed to the Board, in care of Sandra L. Stockhorst, the Company's Investor Relations Officer, at the Company's headquarters in Defiance, Ohio. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." In addition, communication via the Company's website at www.rurbanfinancial.net may be used. All such communications, whether via mail or the website, must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Investor Relations Officer will make copies of all such communications and circulate them to the appropriate director or directors.

COMMITTEES OF THE BOARD

         The Board of Directors has five standing committees: the Executive-Compliance Committee, the Compensation Committee, the Audit Committee, the Loan Review Committee and the Governance and Nominating Committee.

Executive Compliance Committee

         The Board of Directors of the Company has an Executive-Compliance Committee comprised of John R. Compo, Robert A. Fawcett, Jr., Eric C. Hench, Steven D. VanDemark, J. Michael Walz, D.D.S. and Kenneth A. Joyce. The function of the Executive-Compliance Committee is to act on behalf of the Board of Directors between regularly scheduled meetings of the Board of Directors and to monitor corporate compliance with applicable laws and regulations. The Executive-Compliance Committee met five times during the 2003 fiscal year.

Compensation Committee

         The Board of Directors of the Company has a Compensation Committee comprised of five directors who satisfy the independence requirements of the NASDAQ Corporate Governance Standards and applicable rules and regulations of the SEC: John R. Compo, John Fahl, Eric C. Hench, Steven D. VanDemark and J. Michael Walz, D.D.S. The function of the Compensation Committee is to review and recommend to the Board of Directors of the Company the salary, bonus and other cash compensation to be paid to, and the other benefits to be received by, the President and Chief Executive Officer of the Company and the other executive officers of the Company. The Committee shall also evaluate and make recommendations regarding the compensation of the directors, including their compensation for services on Board committees. The Compensation Committee met three times during the 2003 fiscal year.

Audit Committee

         The Board of Directors of the Company has an Audit Committee comprised of Thomas M. Callan, Robert A. Fawcett, Jr., and Eric C. Hench. In addition, Todd Taylor, a Director of RDSI, serves as an advisor to the Audit Committee. Each member of the Audit Committee qualifies as independent under the NASDAQ Corporate Governance Standards and Rule 10A-3 promulgated under Section 10A(m)(3) of the Exchange Act. No member of the Audit Committee is an affiliated person of the Company or any of its subsidiaries other than in his capacity as a member of the Board of Directors of the Company (and committees thereof) and its subsidiaries (and committees thereof). No member of the Audit Committee has received or accepted, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than ordinary fees and benefits received in his capacity as a director of the Company and its subsidiaries. The Audit Committee met nine times during the 2003 fiscal year.

         Each member of the Audit Committee is able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement. Under rules adopted by the SEC, the Company is required to disclose whether it has an "audit committee financial expert" serving on its Audit Committee. Although the Board of Directors has determined that each member of the Audit Committee is qualified to discharge his duties, the Board has not designated any particular member of the Audit Committee as qualifying as an "audit committee financial expert" under the SEC's rules. The Board of Directors has determined that each member of the Audit Committee is capable of: (i) understanding accounting principles generally accepted in the United States ("US GAAP") and financial statements; (ii) assessing the general application of US GAAP in connection with the accounting for estimates, accruals and reserves;
(iii) analyzing and evaluating the Company's consolidated financial statements;
(iv) understanding internal control over financial reporting; and (v) understanding audit committee functions, all of which are attributes of an "audit committee financial expert" under the SEC's rules. If RICHARD L. HARDGROVE is elected to the Board at the Annual Meeting, the Board anticipates appointing him to the Audit Committee and designating him as its "audit committee financial expert" under the SEC's rules. As the Board, specifically the Nominating and Governance Committee, considers new director nominees, one of the criteria to be strongly considered will be the financial background and expertise of prospective directors.

         The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval. The purposes of the Audit Committee are to assist the board of directors in its oversight of:

            o the accounting and financial reporting principles and policies and the internal accounting and disclosure controls and procedures of the Company and its subsidiaries;

            o     the Company's internal audit function;

            o the certification of the Company's quarterly and annual financial statements and disclosures; and

            o the Company's consolidated financial statements and the independent audit thereof.

         The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services. The independent auditor reports directly to the Audit Committee. The Audit Committee evaluates the independence of the independent auditors on an ongoing basis. Additionally, the Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Loan Review Committee

         The Board of Directors of the Company has an independent Loan Review Committee comprised of Thomas A. Buis, Thomas M. Callan and J. Michael Walz, D.D.S. The function of the Loan Review Committee is to assist the board of directors in fulfilling its oversight responsibilities of credit quality in subsidiary banks and is comprised of independent, outside directors who are not involved in the loan approval process at subsidiary banks. The Loan Review Committee has an established charter and met eleven times during the 2003 fiscal year.

Governance and Nominating Committee

         The Board of Directors of the Company has a Governance and Nominating Committee comprised of Thomas A. Buis, Robert A. Fawcett, Jr., J. Michael Walz, D.D.S. and Steven D. VanDemark. The Board of Directors has determined that all of the Governance and Nominating Committee members meet the current independence requirements of NASDAQ Corporate Governance Standards and applicable rules and regulations of the SEC. The function of the Governance Committee is to assist the Board of Directors of the Company and its subsidiaries ("Boards") in identifying qualified individuals to become directors, determining the composition of the Boards and its committees, monitoring a process to assess Board effectiveness and developing and implementing the Corporation's corporate governance guidelines. The Governance and Nominating Committee also evaluates the performance of the current members of the Company's Board on an annual basis. The Governance Committee met three times during the 2003 fiscal year. The Governance and Nominating Committee Charter of the Company is posted on the Company's website at www.rurbanfinancial.net.

NOMINATING PROCEDURES

         As described above, the Company has a standing Governance and Nominating Committee that has the responsibility to identify and recommend individuals qualified to become directors. When considering potential candidates for the Board, the Governance and Nominating Committee strives to assure that the composition of the Board, as well as its practices and operation, contribute to value creation and to the effective representation of the Company's shareholders. The Governance and Nominating Committee may consider those factors it deems appropriate in evaluating director candidates including judgment, skill, strength of character and experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Governance and Nominating Committee.

         In considering candidates for the Board, the Governance and Nominating Committee evaluates the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Governance and Nominating Committee strives to select candidates who have the highest personal and professional integrity; who have demonstrated exceptional ability and judgment; who shall be most effective, in conjunction with the other members of the Board, in serving the long-term interests of the Company's shareholders; who can devote the necessary time to serve as a director; and who have a working knowledge of financial statements and a sense of proper corporate governance. In addition, no person who is 70 years old or older will be eligible to be elected or re-elected to the Board.

         The Governance and Nominating Committee considers candidates for the Board from any reasonable source, including shareholder recommendations. The Governance and Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms.

         Shareholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to Steven D. VanDemark, Chairman of the Board of the Company, Thomas A. Buis, Chairman of the Governance and Nominating Committee, Kenneth A. Joyce, President and Chief Executive Officer of the Company, or Sandra Stockhorst, the Company's Investor Relations Officer. Submissions must be received at the Company's executive offices in Defiance, Ohio no later than June 30 of the year preceding the annual meeting of shareholders and must state the qualifications of the proposed candidate.

         Shareholders who wish to nominate an individual for election as a director at an annual meeting of shareholders of the Company must comply with the Company's Code of Regulations regarding shareholder nominations. All shareholder nominations must be made in writing and delivered or mailed (by first class mail, postage prepaid) to the Secretary of the Company at the Company's principal office in Defiance, Ohio. Nominations for an annual meeting of shareholders must be received by the Secretary of the Company on or before the later of (a) the February 1 immediately preceding the date of the annual meeting of shareholders or (b) the 60th day prior to the first anniversary of the most recent annual meeting of shareholders at which directors were elected. However, if the annual meeting of shareholders is not held on or before the 31st day next following the first anniversary of the most recent annual meeting of shareholders at which directors were elected, then nominations must be received by the Secretary of the Company within a reasonable time prior to the date of the annual meeting of shareholders. Nominations for a special meeting of shareholders at which directors are to be elected must be received by the Secretary of the Company no later than the close of business on the 7th day following the day on which the notice of the special meeting was mailed to shareholders. In any event, each nomination must contain the following information: (a) the name, age, business address and residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the number of common shares owned beneficially and of record by each proposed nominee and the length of time the proposed nominee has owned such shares; and (d) any other information required to be disclosed with respect to a nominee for election as a director under the proxy rules promulgated under the Exchange Act. Nominations not made in accordance with the Company's Code of Regulations will not be considered.


                             AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT COMMITTEE

General

         In accordance with the written Audit Committee Charter adopted by the Company's Board of Directors, the Audit Committee assists the board in fulfilling their responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee qualifies as independent under applicable Securities and Exchange Commission and Nasdaq regulations. The Audit Committee is organized and operates under a written charter, a copy of which is included at the end of the proxy statement as Appendix A.

Review and Discussion with Independent Accountants and Auditors

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from BKD, a formal written statement describing all relationships between the Company and BKD that might bear on BKD's independence consistent with Independence Standards Board Standard No. 1,

Independence Discussions with Audit Committees, discussed with BKD any relationships or services that may impact the objectivity and independence of BKD and satisfied itself as to BKD's independence. The Audit Committee also discussed with management and BKD the adequacy and effectiveness of the Company's internal accounting and financial controls. In addition, the Audit Committee discussed and reviewed with BKD all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of BKD's examination of the financial statements.

Review with Management

         The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2003 with management. Management has the responsibility for the preparation of the Company's consolidated financial statements and BKD has the responsibility for the audit of those statements.

Conclusion

         Based on the reviews and discussions with management and BKD noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to be filed with the SEC and the Board approved such recommendation. The Audit Committee also determined that the provision of the Other Services was compatible with maintaining BKD's independence.

Submitted by the Audit Committee of the Company's Board of Directors.

Robert A. Fawcett, Jr., Chairman, Thomas M. Callan, and Eric C. Hench

PRE-APPROVAL POLICY

         Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that they do not impair the auditors' independence from the Company. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditor. Accordingly, the Audit Committee pre-approves all audit and permitted non-audit services proposed to be provided by the Company's independent auditors. The pre-approval of audit and non-audit services and fees of the independent auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent auditor for all such pre-approved services and fees is to be reported to the Audit Committee on at least a quarterly basis.

SERVICES OF THE INDEPENDENT AUDITOR FOR THE 2003 FISCAL YEAR

         During the fiscal years ended 2003 and 2002, the Company paid the following to BKD for audit, audit-related, tax and other services rendered:

                                                                                         2003               2002

         Audit Fees                                                              $         115,700  $         88,500
         Audit Related Fees (1) (2)                                                         89,080             7,520
         Tax Fees (3)                                                                       26,235             2,345
         All Other Fees                                                                         --                --

         (1) Consultation concerning financial accounting and reporting standards.
         (2)  Internal control review (SAS 70) for data processing center.
         (3)  Tax return preparation and tax planning.


NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of the Company appointed the firm of BKD, LLP to serve as independent auditors for the Company. The Board of Directors expects that representatives of BKD, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                        TRANSACTIONS INVOLVING MANAGEMENT

         During the Company's 2003 fiscal year, the Company's subsidiaries including State Bank, RFCBC, RFS and RMC entered into banking-related transactions, in the ordinary course of their respective businesses, with certain executive officers and directors of the Company (including certain executive officers of the Company's subsidiaries), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries and all such loans comply with Regulation O of the federal banking laws and comparable laws of the State of Ohio. These loans have been, and are presently, subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The amount of loans to directors and executive officers of the Company (including certain executive officers of the Company's subsidiaries) and their associates as a group at December 31, 2003, was $2,065,217. As of the date hereof, all of such loans were performing loans.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Steven D. VanDemark, who is Chairman of the Board of the Company, is a member of the Compensation Committee of the Company's Board of Directors. Other members of the Company's Compensation Committee are John R. Compo, Eric C. Hench, J. Michael Walz, D.D.S. and John Fahl, Chairman.

                        REPORT ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the performance graph set forth on pages 15 and 16 shall not be incorporated by reference into any such filings.

         Kenneth A. Joyce, President and Chief Executive Officer of the Company, Robert W. Constien, President and Chief Executive Officer of State Bank and Chief Executive Officer of RFS, James E. Adams, Executive Vice President and Chief Financial Officer of the Company, Henry R. Thiemann, Executive Vice President and Chief Operations Officer of State Bank and President and Chief Executive Officer of RFCBC and Richard C. Warrener, retired Executive Vice President and Chief Financial Officer of the Company, received compensation from the Company for services rendered during the 2003 fiscal year as executive officers of the Company. Mr. Warrener retired on March 31, 2003.

         During 2003, Mr. Joyce, Mr. Constien, Mr. Adams, Mr. Thiemann and Mr. Warrener participated in the various compensation plans of the Company addressed below.

         The Board of Directors has directed the Compensation Committee to develop, implement and maintain an Executive Compensation Program that supports the overall objectives and performance of the Company; provides compensation levels that enable the organization to attract, retain and reward competent executive officers; and meets all regulatory requirements. The Compensation Committee is comprised of five outside directors including, Steven D. VanDemark, who also serves as Chairman of the Board of the Company, John R. Compo, Eric C. Hench, J. Michael Walz, D.D.S. and its Chairman, John Fahl. The Compensation Committee reviews and recommends to the full Board the salaries, bonuses and other cash compensation to be paid to, and the other benefits to be received by, the executive officers of the Company. During 2003, no compensation decisions by the Compensation Committee were modified or rejected in any material way by the full Board.

Compensation Policies Toward Executive Officers

         In determining the compensation of the executive officers of the Company, the Compensation Committee has sought to create a compensation program which is competitive with programs of a peer group of similar organizations and that links compensation to financial performance, rewards above-average corporate performance and recognizes individual contributions and achievements. There are two components of the annual cash compensation program for the executive officers of the Company: (1) a base salary component; and (2) an incentive bonus component payable under the Rurban Financial Corp. Incentive Compensation Plan (the "Company Bonus Plan") which directly links the bonus to be paid to the financial performance of the Company.

         During 2001, 2002 and 2003, the Compensation Committee utilized the services of L.R. Webber Associates, Inc. ("Webber"), a regionally recognized independent compensation consulting company, to review and to make recommendations regarding the competitiveness and effectiveness of the Company's executive compensation program. As part of that review, Webber was requested to review executive compensation programs of banking organizations that shared one or more common traits with the Company (such as asset size and geographic location). The information and recommendations of Webber have been utilized by the Compensation Committee and the Board of Directors.

Salaries

         The determination of the base salaries of the executive officers of the Company is based upon an overall evaluation of a number of factors, including a subjective evaluation of individual performance, contributions to the Company and its subsidiaries, experience and an analysis of how the Company's compensation of its employees compares to compensation of individuals holding comparable positions with bank holding companies of similar asset size and complexity of operations. Peer group compensation was the primary factor in setting of the salary of the executive officers of the Company.

         The salary paid to Mr. Joyce for services rendered in his capacities as President and Chief Executive Officer of the Company during the 2003 fiscal year was approved by the Compensation Committee and represented a 19.5% increase over the salary paid with respect to the 2002 fiscal year.

         The salary paid to Mr. Constien for services rendered in his capacities as President and Chief Executive Officer of State Bank during the 2003 fiscal year represented a 3% increase over the salary paid with respect to the 2002 fiscal year.

         The salary paid to Mr. Adams for services rendered in his capacities of Executive Vice President and Chief Financial Officer of the Company during the 2003 fiscal year was approved by the Compensation Committee. Mr. Adams was appointed Executive Vice President and Chief Financial Officer of the Company on March 17, 2003.

         The salaries paid to Mr. Thiemann for services rendered in his capacities of Executive Vice President and Chief Operations Officer of State Bank and President and Chief Executive Officer of RFCBC during the 2003 fiscal year represented a 10.4% increase over the salary paid with respect to the 2002 fiscal year.

         The salary paid to Mr. Warrener for services rendered in his capacities as Executive Vice President and Chief Financial Officer of the Company during the 2003 fiscal year represented no increase over the salary paid to Mr. Warrener with respect to the 2002 fiscal year.

Incentive Compensation

         In 1999, the Rurban Financial Corp. 1999 Incentive Compensation Plan (the "1999 Incentive Compensation Plan") was implemented, linking executive officers' incentive compensation directly to the Company's return on equity. This plan is designed to better match incentive compensation to shareholder value. It is the Compensation Committee's philosophy, over time, to increase the "at-risk" portion of executive officer total compensation by directly linking a greater percentage of executive officers' total compensation to the Company's return on equity and thereby to shareholder value.

         Under the 1999 Incentive Compensation Plan, the year-end bonus was determined under a sliding scale based on the Company's return on equity ("ROE"). The determination of the amounts of bonuses to be paid and the payment of such bonuses is made during the first quarter of the following fiscal year. Under this bonus plan, Mr. Joyce, Mr. Constien, Mr. Adams, Mr. Thiemann and Mr. Warrener received no bonuses under the 1999 Incentive Compensation Plan with respect to the 2003 fiscal year as a result of the Company's financial performance.

         Other employees of the Company and subsidiaries are eligible to receive bonuses under the 1999 Incentive Compensation Plan.

Stock Option Plan

         On March 12, 1997, the Board of Directors of the Company adopted, the Rurban Financial Corp. Stock Option Plan (the "Stock Option Plan") for directors and officers of the Company and its subsidiaries (the "Key Employees"). The Stock Option Plan was approved by the Company's shareholders at the April 28, 1997 Annual Meeting. The Stock Option Plan authorizes the granting of (i) incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options ("NQSOs") and (iii) stock appreciation rights

("SARs") (ISOs and NQSOs are sometimes referred to collectively herein as "Options"). The purpose of the Stock Option Plan is to encourage Key Employees to acquire or increase and retain a financial interest in the Company, to remain in the service of the Company, and to put forth maximum efforts for the success of the Company, and to enable the Company and its subsidiaries to compete effectively for the services of potential employees and directors by furnishing an additional incentive to join the service of the Company and its subsidiaries. The Stock Option Plan also provides an incentive to Key Employees of the Company and its subsidiaries to put forth a maximum effort to increase the value of the Company's common shares, because, under the Stock Option Plan, the exercise price of the Options cannot be less than the fair market value of the common shares on the date the Options are granted.

         There were no options of the Company's common shares granted to directors, officers and employees of the Company and/or its subsidiaries during 2003.

Additional Compensation Plans

         To enhance the long-term commitment of the officers and employees of the Company and its subsidiaries, the Company adopted the Employee Stock Ownership Plan ("ESOP") in 1985, and The Rurban Financial Corp. Savings Plan and Trust (the "Savings Plan") in 1988. Mr. Joyce, Mr. Constien, Mr. Adams and Mr. Thiemann, as well as all officers and employees of the Company and its subsidiaries who met applicable eligibility criteria, participated in the ESOP and the Savings Plan during 2003.

         Each year, the Company and each of its subsidiaries may contribute an amount in cash and/or common shares of the Company to the ESOP. Pro rata allocations of amounts contributed by the Company or one of its subsidiaries are made to the accounts of the participants in the ESOP. The Company and its subsidiaries contributed an aggregate amount of $439,694 to the ESOP with respect to the 2003 fiscal year. As of the date of this Proxy Statement, no determination has been made as to the amount to be allocated to the account of Mr. Joyce, Mr. Constien, Mr. Adams and Mr. Thiemann under the ESOP with respect to the 2003 fiscal year. Mr. Warrener will not receive an allocation with respect to the 2003 fiscal year.

         Three types of contributions are contemplated under the Savings Plan:
(1) pre-tax elective deferral contributions by each participant in the Savings Plan of a percentage of his or her annual compensation; (2) matching contributions made by the Company or the corporation employing the Savings Plan participant in cash in an amount determined by the Board of Directors of the Company; and (3) qualified rollover contributions by a Savings Plan participant from other qualified plans. The Board of Directors of the Company determined that for 2003, the amount of the matching contributions to be made on behalf of each participant in the Savings Plan would be 50% of the amount of such participant's pre-tax elective deferral contributions, but only upon that portion of his or her pre-tax elective deferral contributions which did not exceed 6% of his or her annual compensation. Matching contributions in the amount of $5,615, $5,091, $3,646, $4,412 and $1,463 were made on behalf of Mr.
Joyce, Mr. Constien, Mr. Adams, Mr. Thiemann and Mr. Warrener, respectively, to match their respective 2003 pre-tax elective deferral contributions made to the Savings Plan.

Submitted by the Compensation Committee of the Company's Board of Directors:

John Fahl, Chairman, John R. Compo, Eric C. Hench,, Steven D. VanDemark & J. Michael Walz, D.D.S

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the last three years, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or earned for those years, to Kenneth A. Joyce, President and Chief Executive Officer of the Company, Robert W. Constien, President and Chief Executive Officer of State Bank and Chief Executive Officer of RFS, James E. Adams, Executive Vice President and Chief Financial Officer of the Company, Henry R. Thiemann, Executive Vice President and Chief Operations Officer of State Bank and President and Chief Executive Officer of RFCBC and Richard C. Warrener, retired Executive Vice President and Chief Financial Officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                                               Compensation
                                                                                  Awards
                                                                                  ------
Name and                                                                   Securities Underlying           All Other
Principal Position              Year         Salary($)       Bonus($)           Options(#)              Compensation ($)
------------------              ----         ---------       --------           ----------              ----------------
Kenneth A. Joyce, Chairman      2003         $240,000          $0                   0                     $ 8,481(1)
and Chief Executive Officer     2002         $200,839          $0                   0                     $21,453(1)
of the Company                  2001         $155,150          $0                   0                     $25,245(1)

Robert W. Constien,  Senior     2003         $169,676          $0                   0                     $10,357(2)
Executive Vice President        2002         $165,880          $0                   0                     $17,706(2)
and Chief Operating             2001         $165,880          $0                   0                     $16,371(2)
Officer  of the Company,
President and CEO of State
Bank and CEO of RFS

James E. Adams, Executive       2003         $115,385          $0                   0                     $17,487(3)
Vice President and Chief        2002               --          --                  --                          --
Financial Officer of the        2001               --          --                  --                          --
Company

Henry R. Thiemann,              2003         $160,729          $0                   0                     $12,702(4)
Executive Vice President        2002         $139,943          $0                   0                     $59,228(4)
and Chief Operations            2001         $121,264          $0                   0                     $15,879(4)
Officer of State Bank and
President and Chief
Executive Officer of RFCBC

                                                                                 Long-Term
                                                                               Compensation
                                                                                  Awards
                                                                                  ------
Name and                                                                   Securities Underlying           All Other
Principal Position              Year         Salary($)       Bonus($)           Options(#)              Compensation ($)
------------------              ----         ---------       --------           ----------              ----------------


                                2003         $ 44,858          $0                    0                     $ 5,773(5)
Richard C. Warrener,            2002         $145,788          $0                    0                     $16,186(5)
retired Executive Vice          2001         $145,788          $0                    0                     $23,611(5)
President and Chief
Financial Officer of the
Company

(1)      "All Other Compensation" for fiscal years 2003, 2002 and 2001 includes:
         (i) a contribution of $5,615, $5,500 and $5,250, respectively, to the Savings Plan on behalf of Mr. Joyce to match 2003, 2002 and 2001 pre-tax elective deferral contributions (included under "Salary") made by him to the Savings Plan, (ii) $1,576, $5,932 and $8,875 received by Mr. Joyce from the Company during fiscal years 2003, 2002 and 2001, respectively, as an automobile usage/allowance and (iii) payments of $1,290, $684 and $690 which represent the premiums paid on Mr. Joyce's behalf for a group term life insurance policy which has a death benefit equal to 200% of Mr. Joyce's annual salary less $50,000. The amounts allocated to the account of Mr. Joyce under the ESOP for 2002 and 2001 were $9,337 and $10,429, respectively. The amount to be allocated to the account of Mr. Joyce under the ESOP with respect to fiscal year 2003 has not been determined as of the date of this Proxy Statement.

(2) "All Other Compensation" for 2003, 2002 and 2001 includes (i) contributions of $5,091, $4,976, and $2,132 respectively, to the Savings Plan on behalf of Mr. Constien to match 2003, 2002 and 2001 pre-tax elective deferral contributions (included under "Salary") made by him to the Savings Plan, (ii) $4,972, $4,752 and $3,568 received by Mr. Constien from the Company during fiscal years 2003, 2002 and 2001, respectively, as an automobile usage/allowance and (iii) payments of $262 and $242 for 2003 and 2001 respectively, which represent the premiums paid on Mr. Constien's behalf for a group term life insurance policy which has a death benefit equal to 200% of Mr. Constien's annual salary less $50,000. The amounts allocated to the account of Mr. Constien under the ESOP for 2002 and 2001 were $7,978 and $10,429, respectively. The amount to be allocated to the account of Mr. Constien under the ESOP with respect to fiscal year 2003 has not been determined as of the date of this Proxy Statement.

(3) "All Other Compensation" for 2003 includes (i) contributions of $3,646 to the Savings Plan on behalf of Mr. Adams to match 2003 pre-tax elective deferral contributions (included under "Salary") made by him to the Savings Plan, (ii) $6,150 received by Mr. Adams from the Company during fiscal year 2003 as an automobile usage/allowance and (iii) payments of $605 which represent the premiums paid on Mr. Adam's behalf for a group term life insurance policy which has a death benefit equal to 200% of Mr. Adam's annual salary less $50,000. The amount to be allocated to the account of Mr. Adams under the ESOP with respect to fiscal year 2003 has not been determined as of the date of this Proxy Statement.

(4) "All Other Compensation" for 2003, 2002 and 2001 includes (i) contributions of $4,412, $2,026 and $4,752 respectively, to the Savings Plan on behalf of Mr. Thiemann to match 2003, 2002 and 2001 pre-tax elective deferral contributions (included under "Salary") made by him to the Savings Plan, (ii) $7,000, $8,400 and $8,400 received by Mr. Thiemann from the Company during fiscal years 2003, 2002 and 2001, respectively, as an automobile usage/allowance and (iii) payments of $1,290, $1,132 and $996 which represent the premiums paid on Mr. Thiemann's behalf for a group term life insurance policy which has a death benefit equal to 200% of Mr.

         Thiemann's annual salary less $50,000. The amounts allocated to the account of Mr. Thiemann under the ESOP for 2002 were $8,743. The amount to be allocated to the account of Mr. Thiemann under the ESOP with respect to fiscal year 2003 has not been determined as of the date of this Proxy Statement.

(5) "All Other Compensation" for 2003, 2002 and 2001 includes (i) contributions of $1,463, $4,373 and $5,250, respectively, to the Savings Plan on behalf of Mr. Warrener to match 2003, 2002 and 2001 pre-tax elective deferral contributions (included under "Salary") made by him to the Savings Plan, (ii) $3,590 and $6,683 received by Mr. Warrener from the Company during fiscal years 2002 and 2001, respectively, as an automobile usage/allowance and (iii) payments of $384, $1,249 and, $1,249 which represent the premiums paid on Mr. Warrener's behalf for a group term life insurance policy which has a death benefit equal to 200% of Mr. Warrener's annual salary less $50,000. The amounts allocated to the account of Mr. Warrener under the ESOP for 2002 and 2001 were $6,974 and $10,419, respectively. There was not an allocation made to the account of Mr. Warrener under the ESOP with respect to fiscal year 2003.

Option Exercises and Holdings

         The following table sets forth information with respect to Options exercised during, and unexercised Options held as of the end of, the 2003 fiscal year by each of the executive officers named in the Summary Compensation Table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                       Number of Securities               Value of Unexercised
                               Number of                              Underlying Unexercised                  In-the-Money
                              Securities            Value              Options at FY-End (#)             Options at FY-End($)(1)
                              Underlying            -----              ---------------------             -----------------------
   Options Exercised                             Realized($)       Exercisable      Unexercisable     Exercisable      Unexercisable
   -----------------                             -----------       -----------      -------------     -----------      -------------
Kenneth A. Joyce                   0                 $0                11,419            2,100           $10,393           $5,838
Robert W. Constien                 0                 $0                11,419            2,100           $10,393           $5,838
James E. Adams                     0                 $0                     0                0           $     0           $    0
Henry R. Thiemann                  0                 $0                 3,977            2,100           $ 6,334           $5,838
Richard C. Warrener                0                 $0                     0                0           $     0           $    0

         (1) "Value of Unexercised In-the-Money Options at FY-End" is based upon the fair market value of the Company's common shares on December 31, 2003 ($13.85) less the exercise price of the options at the end of the 2003 fiscal year.

Salary Continuation Agreements

         The Company has entered into Executive Salary Continuation Agreements (the "Agreements") with Kenneth A. Joyce, Robert W. Constien, Henry R. Thiemann and Richard C. Warrener. Under the Agreements, if the executive officer remains in the continuous employment of the Company until the first December 31st after his 65th birthday (unless by action of the Board of Directors of the Company, his period of active employment with the Company for purposes of the Agreement is shortened or extended), he is to retire as of that date. Upon such retirement, such executive officer (and, upon his death, his designated beneficiary) will be entitled to receive an annual benefit equal to 15% of his annual base salary as in effect immediately prior to his retirement in equal monthly installments (of 1/12th of the annual benefit) for a period of 180 months. If the executive officer dies while actively employed by the

Company prior to his retirement, the Company will pay an annual benefit equal to 15% of his annual base salary as in effect immediately prior to his death in equal monthly installments (of 1/12th of the annual benefit) for a period of 180 months to his designated beneficiary. In the event that the executive officer's employment is terminated as a result of his voluntary action, the Agreement will terminate immediately on the date of such termination of employment and the Company will pay to such executive officer as severance compensation monthly for fifteen years an amount of money on an annual basis equal to: (a) 5% of such executive officer's annual base salary as in effect immediately prior to the date of his termination of employment, if, at the termination date, such executive officer is between age 55 and 60; (b) 10% of such annual base salary if, at the termination date, such executive officer is between age 60 and 65; and (c) 15% of such annual base salary if (i) at the termination date, such executive officer is age 65 or over; (ii) such termination of employment occurs after there has been a change in control of the ownership of the Company; or
(iii) such termination of employment occurs after the Company merges or consolidates with another company or organization, permits its business activities to be taken over by another organization, ceases its business activities or terminates its existence. If the Company discharges the executive officer for cause, no compensation will be payable to him under the terms of the Agreement. The executive officer will not receive any benefits under the Agreement if he engages in any activity that directly or indirectly competes with the Company's interest, within 25 miles of any office of the Company and its subsidiaries existing at the time of his retirement or termination of employment. The payment of the benefits contemplated by the Agreement will be accelerated if, after such executive officer's retirement, the leverage capital ratio and/or the risk-based capital ratio of the Company fall below the minimum ratios established by the Company's regulatory authority for well-capitalized bank holding companies and/or the Company fails to have net income in any two successive fiscal years.

Change in Control Agreements

The Company also maintains change in control agreements with Kenneth A. Joyce, Robert W. Constien and Henry R. Thiemann. Under these agreements, the named executives will receive (a) a cash payment equal to twice the executive's base salary for the year the change in control occurs or for the preceding calendar year, whichever is highest (this amount is payable whether or not the executive's employment terminates after the change in control) and (b) if the executive's employment is terminated within one year after the change in control, the Company also is obliged to continue the executive's life, health and disability insurance coverage ("insurance benefits") for the shorter of 24 months after employment terminates or the date the executive is employed by another employer, whether or not that employer provides comparable coverage. However, none of these benefits are due if the change in control occurs after the executive reaches age 65 and the insurance benefits are not due if the Executive's employment is terminated because of personal dishonesty, incompetence (i.e., the Executive's failure to perform his duties as measured against prevailing standards in the Ohio banking industry), material breach of the agreement, breach of a fiduciary duty involving personal gain or profit, intentional failure to perform stated duties, willful and material breach of the policies and procedures for the operation of the Company provided to the executive by formal action of the Board of Directors, willful violation of any law, rule, regulation (other than a law, rule or regulation relating to traffic violations or similar offenses) or final cease-and-desist order or willful misconduct. For purposes of these payments, a "change in control" means (a) the acquisition by a person or persons acting in concert of the power to vote twenty-five percent or more of a class of the Company's voting securities, (b) the acquisition by a person of the power to direct the Company's management or policies, if the Board of Director has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Company for the purposes of the Bank Holding Company Act or the Change in Bank Control Act and the regulations thereunder, (c) during any period of two consecutive years during the term of the agreement, individuals who at the beginning of which period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors in office at the beginning of the period,

(d) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company on a basis whereby less than fifty percent of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or (e) the Company shall have sold substantially all of its assets to another person.

Other Severance Agreements

         The Company also maintains an additional severance agreement with Robert W. Constien and Henry R. Thiemann. Under these agreements, the named executives will receive a cash payment if (a) Mr. Kenneth A. Joyce's employment as President and Chief Executive Officer of the Company is terminated any time before June 25, 2004 and (b) the executive's employment is terminated for any reason other than cause (as defined in the change in control agreements described above) or (c) the executive terminates employment after his responsibilities and/or compensation are substantially reduced without his consent. The amount payable under this agreement is the larger of the executive's base salary for (a) the period between the executive's employment termination date and June 25, 2004 or (b) six months. As a condition of receiving this payment, the executives also must agree not to compete with the Company for two years after employment terminates and within 50 miles of the Company and, for twelve months after termination, not to solicit any Company employee to become employed by another employer.


Directors' Compensation

         During the 2003 fiscal year, each outside director of the Company who served the entire year received an annual retainer of $9,000.

         Mr. Steven D. VanDemark, who serves as the Chairman of the Board of Directors of the Company, received an additional $12,000 during the 2003 fiscal year for his services as Chairman of the Board of Directors of the Company.


Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation

         On March 12, 1997, the Board of Directors of the Company adopted the Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation (the "Deferred Compensation Plan"). The purpose of the Plan is to advance the interests of the Company and its shareholders by allowing the directors of the Company and the directors of any of the Company's subsidiaries an opportunity to elect to defer payment of all or a portion of their compensation received for their services as directors. The annual directors' fees to be received by the directors of the Company and the directors of the Company's subsidiaries will not be increased as a result of the adoption of the Deferred Compensation Plan.


                                PERFORMANCE GRAPH

         Set forth on the following page is a line graph comparing the yearly percentage change in the Company's cumulative total shareholder return on its common shares with an index for the NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market and an index for NASDAQ Bank Stocks comprised of all depository institutions (SIC Code #602) and holding and other investment companies (SIC Code #671) that are traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market ("NASDAQ Bank Stocks") for the five-year period ended December 31, 2003.

                               [PERFORMANCE GRAPH]


                                                        PERIOD ENDING
INDEX                          12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
Rurban Financial Corp.           100.00      89.47       83.74     107.32       74.25     110.81
NASDAQ - Total US                100.00     185.43      111.83      88.76       61.37      91.75
NASDAQ Bank Index                100.00      96.15      109.84     118.92      121.74     156.62




Note: Index data supplied by company.

                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Any qualified shareholder who desires to present a proposal for consideration at the 2005 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before November 22, 2004, and otherwise meets the requirements of applicable state and federal law, it will be included in the proxy statement and form of proxy of the Company relating to its 2005 Annual Meeting of Shareholders. If a shareholder intends to present a proposal at the 2005 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company prior to February 7, 2005, or the Company's management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy materials.


                           ANNUAL REPORT ON FORM 10-K

         The Company will provide without charge to any shareholder, on the written request of such shareholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2003. Such written request should be directed to Sandra Stockhorst, Vice President, Investor Relations, Rurban Financial Corp., 401 Clinton Street, Defiance, Ohio 43512.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 2004 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

         IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.

March 22, 2004                  By Order of the Board of Directors,

                                /s/ Kenneth A. Joyce

                                Kenneth A. Joyce
                                President and Chief Executive Officer

                                   APPENDIX A

                             RURBAN FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER

         This Charter identifies and delegates the purpose, composition, duties and responsibilities of the Audit Committee of the Board of Directors of Rurban Financial Corp.

PURPOSE:

         The purpose of the Audit Committee is to assist the Board of Directors:

         o In its oversight of the accounting and financial reporting principles and policies and the internal accounting and disclosure controls and procedures of Rurban Financial Corp. and its subsidiaries (collectively, the "Corporation");

         o In its oversight and supervision of the Corporation's internal audit function;

         o In its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's Chief Executive Officer and Chief Financial Officer;

         o In its oversight of the Corporation's consolidated financial statements and the independent external audit thereof; and

         o In evaluating the independence of the internal and independent auditors.

         The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation, and the independent auditor must report directly to the Audit Committee.

         The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting standards in accordance with applicable laws and regulations.

         The independent auditors are responsible for planning and carrying out a proper audit of the Corporation's annual consolidated financial statements, reviews of the Corporation's quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

         The Audit Committee shall pre-approve all audit and permitted non-audit services proposed to be provided by the Corporation's independent auditors in compliance with Section 202 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder. The independent auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the independent auditors and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation. The Audit Committee shall be responsible for considering whether any services provided by the independent auditor would cause the independent auditor to not be independent of the Corporation.

MEMBERSHIP:

         The members of the Audit Committee shall serve at the pleasure of the Board of Directors. The Audit Committee shall be comprised of at least three members of the Board of Directors. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board of Directors, may interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director of the Corporation. All Audit Committee members must satisfy the independence requirements prescribed by applicable rules of NASDAQ as well as Section 10A of the Securities Exchange Act of 1934 and the rules promulgated by the Securities and Exchange Commission ("SEC") thereunder.

         Each member of the Audit Committee must be able to read and understand financial statements, including the Corporation's balance sheet, income statement and cash flow statement. Additionally, at least one member of the Audit Committee must be an "audit committee financial expert" as defined in the applicable rules or criteria established by the SEC and NASDAQ and as determined by the Audit Committee.

FREQUENCY OF MEETINGS:

         The Audit Committee shall meet at least four times annually and may convene more frequently if the Audit Committee determines that circumstances dictate additional meetings. All Audit Committee members are expected to attend each meeting in person or via conference call or other means of appropriate electronic communication.

         The Audit Committee shall meet with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any one of these persons or groups believes should be discussed privately.

         The Audit Committee may request any officer or employee of the Corporation, or the Corporation's independent counsel, or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee, as the Audit Committee deems necessary or desirable to provide the information the Audit Committee needs to carry out its duties and responsibilities.

         Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

DUTIES/RESPONSIBILITIES:

         The Audit Committee shall carry out the following duties and responsibilities:

         GENERAL RESPONSIBILITIES

         o To provide avenues of communication among the internal auditor, the accounting firm engaged to provide internal audit services, the independent auditor and the Board of Directors.

         o To report Audit Committee actions to the full Board of Directors and make appropriate recommendations.

         o The Audit Committee shall have the authority to engage independent legal counsel, auditors and other advisors for special audits, reviews and other procedures as it deems necessary to carry out its duties.

         o The Audit Committee may take any other action as may be required from time to time by applicable laws and regulations, the Corporation's Articles and Code of Regulations or the Board of Directors.

         RESPONSIBILITIES FOR ENGAGING INDEPENDENT AUDITORS AND APPOINTING THE INTERNAL AUDITOR

         o The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including the resolution of disagreements between management and the independent auditors), and the independent auditor must report directly to the Audit Committee.

         o The Audit Committee shall pre-approve the audit engagement, including fees and terms, and all other audit or permitted non-audit services performed by the Corporation's independent auditor. The Audit Committee shall also evaluate the independent auditor's independence. The pre-approval of audit and non-audit services and fees of the independent auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent auditor, for all such pre-approved services and fees, is to be reported to the Audit Committee by management on at least a quarterly basis.

         o To review and approve the appointment, replacement, reassignment or dismissal of the internal auditor and the accounting firm performing the internal audit services. To review and approve audit related fees paid to the accounting firm performing the internal audit services.


         o The Audit Committee will assess and assure the independence of the internal auditor and the accounting firm engaged to provide the internal audit services, including a review of management consulting services provided to the Corporation by the independent auditor and the fees paid for them.

         o The Audit Committee will consider, in consultation with the independent auditor and the internal auditor, the audit scope and procedural plans made by the internal auditors and the independent auditor.

         o The Audit Committee will listen to management and the independent auditor if either thinks there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm and, if so which one.

         o The Audit Committee will make sure that the internal auditor and the independent auditor coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

    RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

         o The Audit Committee will take measures to assure that the independent auditor (a) views the Board of Directors as its client, (b) will be available to the full Board of Directors and (c) will provide the Audit Committee with a timely analysis of significant financial reporting issues.

         o The Audit Committee will question management, the internal auditor and the independent auditor about significant risks and exposures and assess management's steps to minimize them. The Audit Committee may request detailed reports from management, the independent auditor, or the internal auditor related to significant matters affecting the financial reporting process, internal controls or other areas of special interest or concern.

         o The Audit Committee will review the following with the independent auditor and the internal auditor:

                  - The adequacy of the Corporation's internal controls, including computerized information system controls and security.

                  - Any significant findings and recommendations made by the independent auditor or the internal auditing function, together with management's responses to them.

         o Shortly after the annual independent audit is completed, the Audit Committee will to review the following with management and the independent auditor:

                  - The Corporation's annual financial statements and related footnotes.

                  - The independent auditor's audit of and report on the financial statements.

                  - The independent auditor's qualitative judgments regarding the appropriateness of accounting principles and financial disclosures and their evaluation of the degree of aggressiveness/ conservatism of the accounting principles and underlying estimates.

                  - Any serious difficulties or disputes with management encountered during the course of the audit.

                  - The independent auditor's "management letter" regarding:

                           1. Recommendations for improvements in internal control and its operation.

                           2.      An update on new accounting pronouncements.

                  - The independent auditor's "SAS 61 Letter" regarding required communications with the Audit Committee.

         o The Audit Committee will consider and review with management and the internal auditor:

                  - Any significant internal audit findings and recommendations during the year and management's responses to them.

                  - Any difficulties encountered in the internal auditing process, including any restrictions on the scope of work or access to required information.

                  - Any changes to the planned scope of the internal audit plan that the Audit Committee thinks advisable.

                  - The internal auditing department's budget and staffing.

         o The Audit Committee will consider and review with management any regulatory agency examination reports and management's responses, including:

                  -        Safety and Soundness examinations

                  -        Compliance and CRA examinations

         o The Audit Committee will review annual filings with the SEC and other documents made available to the public containing the Corporation's financial statements and will consider whether such information is consistent with the information in the financial statements.

         o The Audit Committee will review interim financial statements and reports with management, the independent auditor and the internal auditor prior to their official release to the public or filing with the SEC or other regulators.

         OTHER RESPONSIBILITIES

         o The Audit Committee will review this Charter annually and update this Charter as necessary.


         o The Audit Committee will review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent auditor.

         o The Audit Committee shall have the responsibility for establishing procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

         o The Audit Committee will review legal and regulatory matters that may have a material effect on the Corporation's financial statements, compliance policies and programs and reports from regulators.

         o The Audit Committee will meet with the internal auditor, the accounting firm performing the internal audit services, the independent auditor and management in separate executive sessions to discuss any matters the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

         o The Audit Committee will approve any waivers from the Corporation's Code of Business Conduct and Ethics for directors and executive officers.

FUNDING:

         The Corporation shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee; for payment of:

         o Compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation;

         o        Compensation to any advisors employed by the Audit Committee;
                  and

         o Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

                                                       ADOPTED NOVEMBER 11, 2003
                                                       BD APPROVED NOV. 19, 2003

     PLEASE MARK VOTES                              REVOCABLE PROXY
[X]  AS IN THIS EXAMPLE                           RURBAN FINANCIAL CORP.                                           WITH-     FOR ALL
                                                                                                          FOR      HOLD      EXCEPT
 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS                       1.  To elect four (4) directors to
       TO BE HELD ON APRIL 26, 2004                                 serve for terms of three years each:  [ ]      [ ]         [ ]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         THOMAS M. CALLAN     RICHARD L. HARDGROVE
                                                                    ERIC C. HENCH        STEVEN D. VANDEMARK
                                                                INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                                NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
  The undersigned holder(s) of common shares of Rurban          IN THE SPACE PROVIDED BELOW.
Financial Corp. (the "Company") hereby constitutes and
appoints Kenneth A. Joyce and James E. Adams, or either of      --------------------------------------------------------------------
them, the Proxy or Proxies of the undersigned, with full        2.  In their discretion, the Proxies are authorized to vote
power of substitution, to attend the Annual Meeting of              upon such other matters as may properly come before the
Shareholders of the Company (the "Annual Meeting") to be            Annual Meeting or any adjournment(s) thereof.
held on Monday, April 26, 2004, at Eagles Club (First
Floor), 711 W. Second Street, Defiance, Ohio at 5:30 P.M.,        WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED
local time, and any adjournment(s) thereof, and to vote all     BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT
of the common shares of the Company which the undersigned is    VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON
entitled to vote at such Annual Meeting or at any               SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE
adjournment(s) thereof:                                         ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS
                                                                OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT
                                                                BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR
                                                                IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY
                                                                STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT
                                                                SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE
                                                                VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR
                                                                FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY
                                                                RECOMMEND.

Please be sure to sign and date     Date                          All proxies previously given or executed by the
  this Proxy in the box below.           -----------------      undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting to
                                                                Shareholders and Proxy Statement for the Annual Meeting and
                                                                the Annual Report to Shareholders for the fiscal year ended
 Shareholder sign above        Co-holder (if any) sign above    December 31, 2003.

                                                                  Please sign exactly as your name appears hereon. When
                                                                common shares are registered in two names, both shareholders should sign. When signing as executor, administrator,
                                                                trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in
                                                                full corporate name by President or other authorized
                                                                officer. If shareholder is a partnership, please sign in
                                                                partnership name by authorized person. (Please note any
                                                                change of address on this proxy.)




                           /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\
                                                       RURBAN FINANCIAL CORP.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RURBAN FINANCIAL CORP. IT IS IMPORTANT THAT PROXIES BE VOTED AND
RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY
USING THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU
WISH TO DO SO.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

-------------------------------------------------------------

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